                                                                   EXHIBIT 10.16

                              FOURTEENTH AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT

     This Fourteenth Amendment to Loan and Security Agreement (the "Amendment") is made and entered into on this 26th of September, 1997, to be effective as of the respective date herein indicated, by and between RED MAN PIPE & SUPPLY CO., an oklahoma corporation ("Borrower"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation, successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation, formerly known as Shawmut Capital Corporation, successor-in-interest to Barclays Business Credit, Inc. ("Lender").

PRELIMINARY STATEMENTS:

     1. Borrower and Lender have entered into that certain Loan and Security Agreement dated as of May 3, 1991, as heretofore amended (as amended from time to time, the "Agreement").

     2. Borrower and Lender desire to amend the Agreement and the other Agreements as hereinafter set forth.

AGREEMENTS:

     NOW, THEREFORE, in consideration of the agreements herein contained, subject to the terms and conditions set forth herein Borrower and Lender hereby agree as follows, and agree that, subject to satisfaction of the provisions of
Section 7 hereof, the amendments specified below shall be effective from and after the respective date herein indicated and shall be incorporated into the Agreement and shall supersede those provisions in the Agreement referenced as follows:

     1.  DEFINITIONS

          (a) Terms used herein and defined in the Agreement shall have the meanings set forth in the Agreement, except as otherwise provided herein.

          (b) Effective as of September 1, 1997, the following new definitions are hereby added to Section 1.1 of the Agreement to be inserted in their proper alphabetical order and to read in their entirety as follows:

     "Eurodollar Adjustment Date - the first Business Day of the calendar month during which Lender receives the Compliance Certificate required by Section 91(M) hereof, beginning with the Compliance Certificate with the effective date of July 31, 1997 (provided, however, that if the Compliance Certificate with an effective date of July 31. 1997, is received by Lender prior to September 1, 1997, the first Eurodollar Adjustment Date shall be September l, 1997.

Eurodollar Margin - for all Eurodollar Loans outstanding during the period beginning on a Eurodollar Adjustment Date and ending on the day preceding the subsequent Eurodollar Adjustment Date, the applicable percent per annum set forth in the pricing table below respectively for Revolving Credit Loans and for the Term Loan opposite the EBITDA calculated for the trailing twelve (12) calendar month period ending on the effective date of the applicable Compliance Certificate.

                                 PRICING TABLE

                                             EURODOLLAR
                                             MARGIN FOR           EURODOLLAR
                                             REVOLVING            MARGIN FOR
                                             CREDIT LOANS          TERM LOAN

(i)      greater than $20,000,000  (i)          1.00%    (i)        1.25%


(ii)     Equal to or greater than  (ii)         1.25%    (ii)       1.50%
         $18,000,000, but not
         greater than $20,000,000


(iii)    Equal to or greater than  (iii)        1.50%    (iii)      1.75%
         $16,000,000, but not
         greater than $18,000,000


(iv)     Equal to or greater than  (iv)         1.75%    (iv)       2.00%
         $14,000,000, but not
         greater than $16,000,000


(v)      Equal to or greater than  (v)          2.00%    (v)        2.25%
         $12,000,000, but not
         greater than $14,000,000


(vi)     Equal to or greater than  (vi)         2.25%    (vi)       2.50%
         $10,000,000, but not
         greater than $12,000,000


(vii)    Less than $10,000,000     (vii)   2    .50%     (vii)      2.75%

     If Borrower shall fail to deliver a Compliance Certificate by the date required pursuant to Section 9.1(M) of this Agreement, then effective as of the date such Compliance Certificate becomes delinquent, the applicable Eurodollar Margin shall be conclusively presumed to equal the highest applicable Eurodollar Margin specified in the pricing table set forth above, such automatic adjustment to remain in effect until the first Business Day of the calendar month during which such delinquent Compliance Certificate is delivered. From and after the first Business Day of the calendar month during which such delinquent Compliance Certificate is delivered and until the next Eurodollar Adjustment Date, the Eurodollar Margin shall be determined by reference to such delinquent Compliance Certificate and the pricing table set forth above.

     Fourteenth Amendment - That certain Fourteenth Amendment to Loan and Security Agreement executed by Borrower and Lender."

          (c) Effective as of September 1, 1997, the definition of "Base Rate Loan" is amended and restated to read in its entirety as follows:

          "Base Rate Loan -- a Revolving Credit Loan or Term Loan which bears interest at a rate per annum based on the Base Rate."

          (d) Effective as of September 1, 1997, the definition of "Borrowing Base" contained in Section 1.1 of the Agreement is amended and restated to read in its entirety as follows:

          "Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:

          (a) the Revolving Credit Loan Commitment as of such date, minus the outstanding principal amount of the Term Loan as of such date; or

          (b)  an amount up to:

          (i) ninety percent (90%) of the net amount (after deduction of such reserves as Lender deems proper and necessary, in its sole discretion, including a reserve for sales tax payables) of Eligible Accounts outstanding at such date;

                         PLUS

          (ii) the lesser of (A) $l5,000,000 or (B) or ninety percent (90%) of the value of the net amount (after deduction of such reserves as Lender deems proper and necessary. in its sole discretion, including a reserve for sales tax payables) of Eligible International Accounts outstanding at such date;

                         PLUS

          (iii) the lesser of (A) $35,000,000 or (B) sixty percent (60%) of the value of (after deduction of such reserves as Lender deems proper and necessary, in its sole discretion) of Eligible Inventory at such date consisting of oil country tubular goods held for sale in the ordinary course of Borrower's business, calculated on the basis of the lower of cost or market;

                         PLUS

          (iv) the lesser of (A) $35,000,000 or (B) fifty percent (50%) of the value (after deduction of such reserves as Lender deems proper and necessary, in its sole discretion) of Eligible Inventory at such date consisting of consumable supplies held for sale in the ordinary course of Borrower's business, calculated on the basis of the lower of cost or market and of Eligible Inventory at such date consisting of line pipe held for sale in the ordinary course of Borrower's business, calculated on the basis of the lower of cost or market;

                         MINUS (subtract from the SUM of clauses (i), (ii),
                         (iii), and (iv) above)

          (v) an amount equal to the sum of (A) the face amount of all LC Guaranties and Letters of Credit issued by Lender or Affiliates of Lender and outstanding at such date and (B) any amounts which Lender may be obligated to pay in the future for the account of Borrower pursuant to this Agreement, the other Agreements or otherwise.

          For purposes hereof, the net amount of Eligible Accounts or Eligible International Accounts, as the case may be, at any time shall be the face amount of such Eligible Accounts or such Eligible International Accounts, less any and all returns, discounts (which may, at Lender's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time."

          (e) Effective as of September 1, 1997, the definition of "Eligible International Accounts" contained in Section 1.1 of the Agreement is amended by deleting therefrom the reference to the dollar amount "$5,000,000" and substituting therefor the dollar amount "$10,000,000".

          (f) Effective as of September 1, 1997, the definition of "Eurodollar Loan" is amended and restated to read in its entirety as follows:

          "Eurodollar Loan -- a Revolving Credit Loan or Term Loan which bears interest at a rate per annum based upon the Eurodollar Base Rate."

          (g) Effective as of September 1, 1997, the definition of "Term Note" contained in Section 1.1 of the Agreement is amended and restated to read in its entirety as follows:

     "Term Note - the term note to be executed by Borrower on or about the date of execution of the Fourteenth Amendment in favor of Lender to evidence the Term Loan, which shall be in substantially the form of Exhibit 'K' attached to the Fourteenth Amendment."

     2. THE TERM LOAN. Effective as of the date of execution of this Amendment, Section 2.1 (B) of the Agreement is hereby amended and restated to read in its entirety as follows:

     "(B) Borrower agrees, represents and warrants that it has requested that Lender convert $10,000,000 of the principal amount of Revolving Credit Loans made to Borrower by Lender which are outstanding on the date of execution of the Fourteenth Amendment, to a term loan (such $10,000,000 term loan made to Borrower on the date of execution of the Fourteenth Amendment being referred to in this Agreement as the 'Term Loan'). Subject to the terms and conditions of this Agreement (including, without limitation, execution and delivery by Borrower of the Term Note), Lender agrees to make the Term Loan to Borrower on the date of execution of the Fourteenth Amendment. The Term Loan shall be repayable in accordance with the terms of the Term Note. and shall be secured by the Collateral."

     3.   INTEREST AND CHARGES. Effective as of September 1, 1997:

          (a) Section 3.1(A) of the Agreement is amended and restated to read in its entirety as follows:

          "The principal amount of the Term Loan outstanding from day-to-day shall bear interest, calculated daily, at the following rates per annum (individually called, as applicable, an 'Annual Term Rate'): (i) each Term Loan which is a Eurodollar Loan shall bear interest at a rate per annum equal to the lesser of (a) the applicable Eurodollar Margin applicable to the Term Loan, plus the Eurodollar Base Rate, or
          (b) the Maximum Legal Rate, and (ii) each Term Loan which is a Base Rate Loan shall bear interest at a rate per annum equal to the lesser of (a) a fluctuating rate per annum equal to 0.50% above the Base Rate, or (b) the Maximum Legal Rate. The principal amount of the Revolving Credit Loans outstanding from day-to-day shall bear interest, calculated daily, at the following rates per annum (individually called, as applicable an 'Annual Revolving Rate'): (i) each Revolving Credit Loan which is a Eurodollar Loan shall bear interest at a rate per annum equal to the lesser of (a) the applicable Eurodollar Margin applicable to Revolving Credit Loans, plus the Eurodollar Base Rate or (b) the Maximum Legal Rate, and (ii) each

          Revolving Credit Loan which is a Base Rate Loan shall bear interest at a rate per annum equal to the lesser of (a) a fluctuating rate per annum equal to 0.25% above the Base Rate, or (b) the Maximum Legal Rate. Borrower shall deliver to Lender a notice electing to have the Revolving Credit Loans and/or the Term Loan, as the case may be, made hereunder accrue at the Eurodollar Base Rate or the Base Rate (plus, in each case, the percentages set forth above), and Borrower may subsequently change the manner in which interest accrues on the Revolving Credit Loans and/or the Term Loan, as the case may be (from Eurodollar Base Rate to Base Rate or from Base Rate to Eurodollar Base
          Rate) by written notice to Lender, each such change being effective three (3) Business Days after receipt of such notice by Lender. All outstanding Revolving Credit Loans shall accrue interest in the same manner. The entire outstanding principal amount of the Term Loan shall accrue interest in the same manner. Borrower may not elect to have a portion of the Revolving Credit Loans accrue interest based upon the Eurodollar Base Rate, and a portion accrue interest based upon the Base Rate (plus, in each case, the percentages set forth above). Borrower may not elect to have a portion of the outstanding principal amount of the Term Loan accrue interest based upon the Eurodollar Base Rate, and a portion accrue interest based upon the Base Rate (plus, in each case, the percentages set forth above). Notwithstanding anything herein to the contrary, unless otherwise agreed by Lender, the becoming due of any obligations (other than requested Revolving Credit Loans) shall be deemed irrevocably to be a request by Borrower for a Base Rate Loan on the due date on the amount then so due."

          (b) Section 3.1 (H) of the Agreement is hereby deleted in its entirety.

     4. UNUSED FACILITY FEE. Effective as of September 1, 1997, Section 3.2(C) of the Agreement is amended by deleting therefrom the phrase "one-half percent (0.50%)" and substituting therefor the phrase "three-eighths of one percent (0.375%)".

     5.   CAPITALIZATION OF BORROWER. Effective as of September 1, 1997, Section
8.1 of the Agreement is amended and restated to read in its entirety as follows:

     "(P) The issued and outstanding stock of Borrower consists of (i) an aggregate of 157,692 shares of Class A Common Stock, which is voting stock,
     (ii) 34,344 shares of Class B Common Stock, which is nonvoting stock. and
     (iii) 2,000 shares of Class C Preferred Stock. Borrower has delivered to Lender true and correct copies of all agreements pursuant to which the holders of Class C Preferred Stock are entitled to receive distributions, including a true and correct copy of the Financial Agreement."

     6. CAPITAL EXPENDITURES. Effective as of September l, 1997, Section 9.2(H) of the Agreement is amended and restated to read in its entirety as follows:

     "(H) Make Capital Expenditures or payments on account of Capital Leases which exceed in the aggregate $2,500,000 for any fiscal year, beginning with the fiscal year ending October 31, 1997."

     7. LEVERAGE RATIO. Effective as of September 1, 1997, Section 9.3(A) of the Agreement is amended and restated to read in its entirety as follows:

     "(A) Maintain a Leverage Ratio not greater than the ratio shown below for the date corresponding thereto:

                    Date                               Amount

     November 1, 1996 through October 31, 1997       5.0 to 1.0

     November 1, 1997 through October 31, 1998     4.75 to 1.0

     November 1, 1998 and thereafter               4.50 to 1.0"

     8. EXHIBITS. Effective as of the date of execution of this Amendment, (i) references in the Agreement to Exhibit "H" shall hereafter be deemed to be references to Exhibit "H" attached hereto, and (ii) references in the Agreement to Exhibit "J" shall hereafter be deemed to be references to Exhibit "J" attached hereto, and (iii) references in the Agreement to Exhibit "K" shall hereafter be deemed to be references to Exhibit "K" attached hereto.

     9. CONDITIONS. The obligation of Lender to be bound by the provisions of this Amendment shall be subject to the fulfillment of the following conditions precedent on or before the date hereof:

          (a) Lender shall have received all of the following, each in form and substance satisfactory to Lender, in its sole discretion, and each duly executed by each party thereto, other than Lender:

               (i)  This Amendment;

               (ii) The Term Note;

               (iii) Third Amendment to Sale and Participation Agreement, dated on or about the date hereof, executed by The CIT Group/Business Credit, Inc. ("CIT Group") (the "Third Amendment to Participation Agreement");

               (iv) Modifications to such existing real estate lien documents as shall be required by Lender, duly executed by Borrower;

               (v) An amendment to the existing agency fee letter agreement, duly executed by Borrower; and

               (vi) A11 other documents Lender may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

          (b) No Event of Default shall have occurred and be continuing and no Default shall exist, unless such Event of Default or Default has been specifically waived in writing by Lender

          (c) Borrower shall have performed and complied with all agreements and conditions contained in the Agreement and the other Agreements which are required to be performed or complied with by Borrower before or on the date hereof.

          (d) The representations and warranties contained in the Agreement, as amended hereby, and the other Agreements shall be true and correct in all material respects as of the date hereof, with the same force and effect as though made on and as of this date.

          (e) No material adverse change shall have occurred in the business operations, financial condition or prospects of Borrower, and no material adverse litigation shall be pending or, to the knowledge of Borrower, threatened, against Borrower.

          (f) All corporate and legal proceedings and all documents required to be completed and executed by the provisions of, and all instruments to be executed in connection with the transactions contemplated by, this Amendment and any related agreements shall be satisfactory in form and substance to Lender.

     10. No Waiver. Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by Lender of any covenant or provision of the Agreement, the other Agreements, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Agreement, the other Agreements, this Amendment and any other contract or instrument between Borrower and Lender.

     11. Representations and Warranties. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Other Agreements, as amended hereby.

     12. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be conf1ned to the provision so held to be invalid or unenforceable.

     13. EXPENSES. Borrower shall pay all out-of-pocket expenses of Lender and CIT Group arising in connection with the preparation, execution and delivery of this Amendment and the Participation Agreement, including but not limited to, all reasonable legal fees and expenses incurred by Lender and CIT Group.

     14. CONTINUED EFFECT. Except to the extent amended hereby, all terms, provisions and conditions of the Agreement and all of the other Agreements shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

     15. FURTHER ASSURANCES. Borrower shall, at Lender's request, promptly execute or cause to be executed and delivered to Lender any and all documents, instruments or agreements deemed necessary by Lender to continue perfection of Lender s Liens, to facilitate collection of the Collateral or otherwise to give effect to or carry out the terms or intent of this Amendment.

     16. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which are identical. All parties need not execute the same counterpart.

     17. FINAL AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     18. RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES,

SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

     EXECUTED to be effective as of the date first above written.

                              RED MAN PIPE & SUPPLY CO., an Oklahoma corporation

                              By: /s/ Dee Paige
                                 ------------------------------------
                              Name: DEE PAIGE
                                 ------------------------------------
                              Title: CFO
                                 ------------------------------------

                              FLEET CAPITAL CORPORATION, a Rhode Island
                         corporation

                              By: /s/ Joy L. Bartholomew
                                 ------------------------------------
                              Name: JOY L. BARTHOLOMEW
                                 ------------------------------------
                              Title: VICE PRESIDENT
                                 ------------------------------------